Exhibit 10.1

FIRST AMENDMENT TO THREE-YEAR REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO THREE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of April 1, 2013, by and among International Lease Finance Corporation, a California corporation (the “Company”), the Banks party hereto (such Banks, the “Consenting Banks”) and Citibank, N.A., as administrative agent under the Credit Agreement, as hereinafter defined (herein, in such capacity, together with its successors and permitted assigns in such capacity, the “Agent” or “Administrative Agent”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement, as hereinafter defined.

RECITALS

WHEREAS, the Company, the Banks and the Administrative Agent have entered into that certain Three-Year Revolving Credit Agreement, dated as of October 9, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Company’s 100% direct owner, AIG Capital Corporation, a Delaware corporation (“AIG Capital”), and its direct parent, American International Group, Inc. (“AIG”) have agreed to sell up to 90% of the common stock of the Company to Jumbo Acquisition Limited, a Cayman Islands exempted company with limited liability (“Purchaser”), pursuant to that certain Share Purchase Agreement by and among AIG, AIG Capital and Purchaser dated as of December 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement,” and the acquisition of at least a majority of the common stock of the Company by Purchaser or permitted assignee thereof pursuant to the Purchase Agreement, the “Acquisition”);

WHEREAS, the Company has requested that the Administrative Agent and the Banks amend certain provisions of the Credit Agreement to become effective upon the consummation of the Acquisition; and

WHEREAS, the Administrative Agent and the Consenting Banks have agreed to provide such amendments on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.         Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Indebtedness” contained in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Indebtedness” of any Person means and includes, without duplication, all obligations of such Person which in accordance with generally accepted accounting principles in the United States of America shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all:

(a)           obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets,

(b)           obligations secured by any Lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations,

(c)           obligations created or arising under any conditional sale, or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property,

(d)           Capitalized Rentals of such Person under any Capitalized Lease,

(e)           obligations evidenced by bonds, debentures, notes or other similar instruments, and

(f)            Guaranties by such Person of Indebtedness of any other Person, to the extent required pursuant to the definition thereof;

provided, however, that Indebtedness shall in no event include any security deposits, deferred overhaul rental or other customer deposits held by such Person.”

(b)           Section 8.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Section 8.10.  Consolidated Indebtedness to Shareholder’s Equity.  Not permit the ratio of Consolidated Indebtedness to Shareholder’s Equity to exceed (i) 500% at any time during calendar year 2013, (ii) 450% at any time during calendar year 2014, and (iii) 400% at any time thereafter (in each case, such ratio to be calculated in a manner consistent with the calculations set forth in Schedule 1 to Exhibit C).”

(c)           The first sentence of Section 12.3(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Subject to Section 12.3(b), where the character or amount of any asset or liability (including Indebtedness and Consolidated Indebtedness) or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, at any time and to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles in the United States of America as in effect from time to time, provided, however, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be  made, without taking into account (a) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards

159) (or any other accounting standard having a similar result or effect) to value any Indebtedness or Consolidated Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein, (b) any adjustments made under the acquisition method of accounting under Accounting Standards Codification 805 (or any other accounting standard having a similar result or effect) to value any Indebtedness or Consolidated Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein or (c) the impact of Accounting Standards Codification 820 (or any other accounting standard having a similar result or effect) with respect to the value of any Indebtedness or Consolidated Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein).”

(d)           A new Section 12.3(d) is added to Section 12 of the Credit Agreement as follows:

“(d)         Each reference to “generally accepted accounting principles” or “generally accepted accounting principles in the United States of America” in this Agreement shall be deemed to refer to such generally accepted accounting principles as amended and supplemented by and construed in accordance with the provisions of this Section 12.3.”

(e)           Schedule 1 to Exhibit C of the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 1 attached to this Amendment.

SECTION 2.         Representations and Warranties of the Company.  The Company represents and warrants as of the date hereof that:

(a)           The execution and delivery by the Company of this Amendment and the consummation of the transactions contemplated hereby and the performance by the Company of its obligations under this Amendment (a) are within the corporate powers of the Company, (b) have been duly authorized by all necessary corporate action on the part of the Company, (c) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except for any such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Material Adverse Effect, (d) do not and will not contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound, (iii) the charter, by-laws or other organizational documents of the Company or any Subsidiary or (iv) any provision of any agreement or instrument binding on the Company or any Subsidiary, or any agreement or instrument of which the Company is aware affecting the properties of the Company or any Subsidiary, except with respect to (i), (ii) and (iv) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect and (e) do not and will not result in or require the creation or imposition of any Lien on any of the Company’s or its Subsidiaries’ properties;

(b)           Each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct in all material respects on and as of the date hereof, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

(c)           No Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the transactions contemplated by this Amendment.

SECTION 3.         Conditions Precedent to Effectiveness.  This Amendment shall become effective (such effective time, the “Effective Date”) upon:

(a)           execution and delivery of this Amendment by the Company, Consenting Banks constituting the Required Banks, and the Administrative Agent;

(b)           the consummation of the Acquisition;

(c)           receipt by the Administrative Agent, for the ratable benefit of each Consenting Bank, of an amendment fee in an amount equal to 0.25% of such Consenting Bank’s Commitment; and

(d)           the representations and warranties contained in Section 2 hereof shall be true and correct as of the Effective Date.

SECTION 4.         Reference to and Effect Upon the Credit Agreement.

(a)         All terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents (other than those amended hereby) are ratified and affirmed in all respects and shall remain in full force and effect.

(b)         Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of the Administrative Agent or any Bank, or (ii) constitute a course of dealing or other basis for altering any obligations under the Credit Agreement or any other contract or instrument.  Except as expressly set forth herein, each of the Administrative Agent and each Bank reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.

(c)         From and after the Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment.

SECTION 5.         Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.  THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF SITTING IN NEW YORK COUNTY, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  All obligations of the Company and the rights of the Agent, the Banks and any other holders of the Committed Loans expressed herein shall be in addition to and not in limitation of those provided by applicable law.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 6.         Waiver of Jury Trial.  THE COMPANY, THE AGENT AND EACH BANK HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

SECTION 7.         Captions.  Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

SECTION 8.         Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of a counterpart via facsimile or electronic mail, including by email with a “.pdf” copy hereof attached, shall constitute delivery of an original counterpart.  When counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received facsimile, electronic mail or other written confirmation of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the Effective Date and the Agent shall so inform all of the parties.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

BORROWER:

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Pamela S. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President, Treasurer & Assistant Secretary

By:	/s/ Frederick S. Cromer
Name:	Frederick S. Cromer
Title:	President

ADMINSTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

CONSENTING BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Christopher Choi
Name:	Christopher Choi
Title:	Director

CONSENTING BANKS:

Barclays Bank PLC,

By:	/s/ Patrick Kerner
Name:	Patrick Kerner
Title:	Assistant Vice President

CONSENTING BANKS:

CITIBANK, N.A.

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[OTHER CONSENTING BANKS]

CONSENTING BANKS:

Credit Suisse AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Sanja Gazahi
Name:	Sanja Gazahi
Title:	Associate

CONSENTING BANKS:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Consenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

CONSENTING BANKS:

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Havens
Name:	Lauren Havens
Title:	Authorized Signatory

CONSENTING BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ MATTHEW H. MASSIE
Name:	MATTHEW H. MASSIE
Title:	MANAGING DIRECTOR

[OTHER CONSENTING BANKS]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Chris Whelan
Name:	Chris Whelan
Title:	Vice President

CONSENTING BANKS:

ROYAL BANK OF CANADA,

By:	/s/ Scott Umbs
Name:	Scott Umbs
Title:	Authorized Signatory

CONSENTING BANKS:

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Schedule 1

For the Quarter/Year ended

Schedule 1 to Exhibit C

CONSOLIDATED INDEBTEDNESS TO SHAREHOLDER’S EQUITY

(required by 8.1.3(b) and 8.10)

As of the Date Hereof (Dollars in thousands)
Consolidated Indebtedness
Indebtedness	$ [	]
Less:
The amount of current and deferred income taxes and rentals received in advance of the Company and its Subsidiaries	[	]
Less (to the extent included in Indebtedness):
Aggregate amount outstanding of Hybrid Capital Securities multiplied by the Hybrid Capital Securities Percentage	[	]
Adjustments in relation to Indebtedness denominated in any currency other than Dollars and any related hedged derivative liability	[	]
Net obligations of any Person under any swap contracts that are not yet due and payable	[	]
Trade payables outstanding in the ordinary course of business, but not over due by more than 90 days	[	]
Consolidated Indebtedness (A)	[	]
Shareholder’s Equity (B)	[	]
Ratio of Consolidated Indebtedness to Shareholder’s Equity ((A) divided by (B))*	[	]%**

*                                         As calculated pursuant to Section 8.10 and the definitions of Consolidated Indebtedness and Shareholder’s Equity set forth in Section 1.2.

**                                  For compliance, not permitted to exceed (i) 500% at any time during calendar year 2013, (ii) 450% at any time during calendar year 2014 and (iii) 400% at any time thereafter.